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                                                                   Exhibit 10.25

                                  ADDENDUM TWO

                    TO LEASE AGREEMENT FOR A GAMMA KNIFE UNIT


        This ADDENDUM TWO TO LEASE AGREEMENT FOR A GAMMA KNIFE UNIT (this "Addendum") is effective October 1, 1999 between Hoag Memorial Hospital Presbyterian, a California Corporation ("Hospital"), and GK Financing, LLC, a California limited liability company ("GKF").

                                    RECITALS

        WHEREAS, on October 31, 1996, GKF and Hospital executed a Lease Agreement for a Gamma Knife Unit (the "Original Lease");

        WHEREAS, the parties desire to amend the terms and provisions of the Original Lease as set forth herein.

        NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                    AGREEMENT

        1. DEFINED TERMS. Unless otherwise defined herein, the capitalized terms used herein shall have the same meaning set forth in the Original Lease.

        2. ADDENDUM EXTENSION. The Addendum to Lease Agreement for a Gamma Knife unit effective December 1, 1998 shall be extended for a one (1) year period from December 1, 1999 through November 30, 2000.

        3. MODIFICATION TO THE PER PROCEDURE PAYMENTS. Hospital has requested GKF to discount the fee per procedure payments for Gamma Knife procedures set forth in Paragraph 6 of the Original Lease to allow Hospital to perform charity care for uninsured persons who meet state-adopted standards of indigency, and with respect to certain Medi-Cal and Medi-Cal/Cal Optima beneficiaries (the "Discounted Procedures"). GKF agrees to discount the per procedure payments described in Paragraph 6 of the Original Lease for Discounted Procedures by waiving the applicable payment for such Discounted Procedure (the "Discount"), provided that (i) * ; (ii) the Discount may only be claimed for Gamma Knife procedures performed by Hospital between October 1, 1999 and September 30, 2000; and (iii) Hospital must fully and accurately report the Discount in its applicable cost report or other claims for payment to the Medicare or Medi-Cal program in the same fiscal year in which the Discount is earned. Hospital shall be solely responsible (and GKF shall not in any manner be or become responsible) to determine (a)


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whether any person is entitled to a Discounted Procedure, and (b) if more than one (1) person is entitled to a Discounted Procedure, who shall receive the Discounted Procedure. At or prior to the time payment for the Discounted Procedure is required, Hospital shall provide GKF with reasonable written documentation that the requirements for a Discounted Procedure have been met and evidencing Hospital's compliance with the requirements herein. If the Discount is entitled to be claimed by Hospital as determined by GKF in its reasonable discretion, GKF shall report such discount on its invoice or statement submitted to Hospital.

        4. TERM OF AMENDMENT. Section 3 of this addendum shall be in effect for a one year period, October 1, 1999, though September 30, 2000.

        5. FULL FORCE AND EFFECT. Except as otherwise amended hereby or provided herein, all of the terms and provisions of the Original Lease shall remain in full force and effect.




        IN WITNESS WHEREOF, the parties have executed this Addendum effective as of the date first written above.


            "HOSPITAL"                Hoag Memorial Hospital Presbyterian



            BY:                       /s/ Robert Braithwaite
                                      ------------------------------------------
                                      Robert Braithwaite, Vice President



            "GKF"                     GK Financing, LLC



            BY:                       /s/ Craig K. Tagawa
                                      ------------------------------------------
                                      Craig K. Tagawa, Chief Executive Officer